UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2023

Riley Exploration Permian, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15555	87-0267438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 E. Reno Avenue, Suite 500 Oklahoma City, Oklahoma 73104
(Address of Principal Executive Offices, Including Zip Code)

(405) 415-8699
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the Riley Exploration Permian, Inc. 2021 Long Term Incentive Plan

On April 21, 2023, at the annual meeting of stockholders (the “Annual Meeting”) of Riley Exploration Permian, Inc. (“Riley Permian” or the “Company”), the Company’s stockholders approved the Amended and Restated 2021 Long Term Incentive Plan (the “Amended Plan”). The Amended Plan (i) increased the aggregate number of shares available for issuance under the plan by 950,000 shares (from 1,387,022 to 2,337,022 shares) and (ii) increased the limit on awards that can be issued to non-employee directors in a calendar year to more than 10,000 shares of common stock, or if greater, awards having a grant date value in excess of $300,000. The Amended Plan is described in further detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 22, 2023. A copy of the Amended Plan, as approved at the Annual Meeting, is attached as Exhibit 10.1 to this Current Report on Form 8-K and copies of updated forms of awards under the Amended Plan are attached as Exhibits 10.2 through 10.4 and are incorporated into this item by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Riley Permian held its Annual Meeting April 21, 2023. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2023. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

PROPOSAL #1 - ELECTION OF DIRECTORS

All six (6) directors nominees were elected to serve a one-year term until the 2024 Annual Meeting of Stockholders and until their respective successors are elected. The voting results were as follows:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Brent Arriaga	12,287,558	-	268,411	6,347,268
Rebecca L. Bayless	12,228,420	-	327,549	6,347,268
Beth di Santo	12,179,863	-	376,106	6,347,268
Bryan H. Lawrence	12,492,270	-	63,699	6,347,268
E. Wayne Nordberg	12,287,455	-	268,514	6,347,268
Bobby D.Riley	12,481,543	-	74,426	6,347,268

PROPOSAL #2 - RATIFICATION OF AUDITORS

The ratification of the appointment of BDO USA, LLP as Riley Permian's independent registered public accounting firm for 2023 was approved. The voting results were as follows:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of BDO USA, LLP as Riley Permian's Independent Registered Public Accounting Firm	18,888,745	11,336	3,156	-

PROPOSAL #3 – AMENDMENT AND RESTATEMENT OF 2021 LONG TERM INCENTIVE PLAN

The amendment and restatement of Riley Permian’s 2021 Long Term Incentive Plan was approved. The voting results were as follows:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Approval of Amendment and Restatement of Riley Permian’s 2021 Long Term Incentive Plan	12,230,466	317,102	8,401	6,347,268

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Riley Exploration Permian, Inc. 2021 Long Term Incentive Plan.
10.2	Form of Restricted Stock Agreement (Time Vesting - Named Executive Officers)
10.3	Form of Restricted Stock Agreement (Non-Employee Director)
10.4	Form of Common Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Riley Exploration Permian, Inc.

/s/Beth di Santo
April 24, 2023	Beth di Santo
General Counsel and Corporate Secretary